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                                                                    EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

            Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Libbey Inc. (the "Company") hereby certifies, to such officer's knowledge, that:

            (i) the accompanying Quarterly Report on Form 10-Q of the Company for the quaterly period ended March 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

            (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 10, 2004                                      /s/ Scott M. Sellick
                                                       -------------------------
                                                         Scott M. Sellick
                                                         Chief Financial Officer

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